Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders

Nuveen Equity Index Fund
Nuveen Mid Cap Index Fund
Nuveen Small Cap Index Fund
Nuveen Dividend Value Fund
Nuveen Mid Cap Value Fund
Nuveen Small Cap Value Fund
Nuveen Large Cap Growth Opportunities Fund
Nuveen Mid Cap Growth Opportunities Fund
Nuveen Small Cap Growth Opportunities Fund
Nuveen Large Cap Select Fund
Nuveen Small Cap Select Fund
Nuveen Short Term Municipal Bond Fund, each a series of

Nuveen Investment Funds, Inc.

811-05309

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen
Dividend Value Fund, Nuveen Small Cap Value Fund,
Nuveen Mid Cap Value Fund, Nuveen Small Cap
Growth Opportunities Fund, Nuveen Large Cap
Growth Opportunities Fund, Nuveen Mid Cap Growth
Opportunities Fund, Nuveen Mid Cap Index Fund,
Nuveen Small Cap Index Fund, Nuveen Equity Index
Fund, Nuveen Large Cap Select Fund, Nuveen Short
Term Municipal Bond Fund and Nuveen Small Cap
Select Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members. The meeting was subsequently adjourned to August 15, 2014 for Nuveen Small Cap Value Fund. The meeting was subsequently adjourned to August 15, 2014, September 19, 2014, September 29, 2014 and again to
September 30, 2014 for Nuveen Mid Cap Index Fund and Nuveen Small Cap Index Fund.




The results of the shareholder votes are as follows:

<c> Nuveen Large Cap
Select Fund
<c> Nuveen Small Cap
Select Fund
<c> Nuveen Mid Cap Index
Fund
<c> Nuveen Small Cap
Index Fund
To approve a new investment
management agreement between each
Corporation and Nuveen Fund
Advisors, LLC.




   For
 1,815,998
9,264,070
13,939,010
3,689,958
   Against
5,169
105,686
149,413
  37,226
   Abstain
  2,644
175,595
266,007
47,313
   Broker Non-Votes
345,531
3,280,836
1,578,257
324,738
      Total
2,169,342
12,826,187
15,932,687
4,099,235





To approve a new sub-advisory
agreement between Nuveen Fund Advisors and Nuveen Asset
Management, LLC.




   For
1,815,998
9,272,090
13,891,458
3,690,237
   Against
5,169
96,863
170,489
37,226
   Abstain
2,644
176,397
292,481
47,034
   Broker Non-Votes
345,531
3,280,837
1,578,259
324,738
      Total
2,169,342
12,826,187
 15,932,687
4,099,235





To approve revisions to, or elimination
 of, certain fundamental investment policies:









a. Revise the fundamental policy
related to the purchase and sale of
commodities.




   For
1,815,998
8,945,799
13,440,366
3,134,883
   Against
 5,169
 417,199
606,271
575,651
   Abstain
 2,644
182,353
307,794
63,960
   Broker Non-Votes
345,531
3,280,836
 1,578,256
324,741
      Total
2,169,342
12,826,187
 15,932,687
4,099,235





b. Eliminate the fundamental policy
related to investing for control.




   For
1,815,556
8,942,606
13,447,967
3,079,426
   Against
 5,169
406,301
630,727
613,555
   Abstain
3,086
196,441
 275,736
 81,515
   Broker Non-Votes
345,531
3,280,839
1,578,257
324,739
      Total
 2,169,342
12,826,187
15,932,687
4,099,235


<c> Nuveen Equity Index
Fund
<c> Nuveen Small Cap Growth
Opportunities Fund
<c> Nuveen Large Cap Growth
Opportunities Fund
<c> Nuveen Mid Cap Growth
Opportunities Fund
To approve a new investment
management agreement between each Corporation and Nuveen Fund
Advisors, LLC.




   For
 13,805,863
  1,896,319
  7,885,612
  12,289,278
   Against
    42,162
    11,171
     16,286
      146,597
   Abstain
   139,781
  21,524
   39,047
     130,822
   Broker Non-Votes
 4,033,844
672,691
   2,364,160
  4,721,517
      Total
 18,021,650
2,601,705
 10,305,105
17,288,214





To approve a new sub-advisory
agreement between Nuveen Fund
Advisors and Nuveen Asset
Management, LLC.




   For
  13,805,823
1,896,651
   7,888,247
 12,259,296
   Against
    36,217
  11,104
       15,412
      147,833
   Abstain
    145,766
21,259
       37,286
   159,569
   Broker Non-Votes
  4,033,844
  672,691
   2,364,160
4,721,516
      Total
18,021,650
2,601,705
10,305,105
 17,288,214





To approve revisions to, or elimination
of, certain fundamental investment
policies:









a. Revise the fundamental policy
related to the purchase and sale of
commodities.




   For
13,735,568
1,893,770
7,882,634
 12,091,123
   Against
    90,991
   11,529
   18,827
   305,266
   Abstain
  161,247
    23,715
   39,484
   170,310
   Broker Non-Votes
 4,033,844
   672,691
 2,364,160
  4,721,515
      Total
18,021,650
 2,601,705
10,305,105
 17,288,214





b. Eliminate the fundamental policy
related to investing for control.




   For
13,775,540
1,882,506
 7,876,794
12,064,838
   Against
  47,538
     16,115
   18,790
   321,170
   Abstain
   164,726
     30,392
     45,359
    180,689
   Broker Non-Votes
  4,033,846
 672,692
  2,364,162
 4,721,517
      Total
18,021,650
 2,601,705
10,305,105
17,288,214

<c> Nuveen Dividend Value
Fund
<c> Nuveen Small Cap
Value Fund
<c> Nuveen Mid Cap Value
 Fund
<c>Nuveen Short Term
Municipal Bond Fund
To approve a new investment
management agreement between each
Corporation and Nuveen Fund
Advisors, LLC.




   For
55,520,251
2,663,621
2,628,779
47,218,147
   Against
    384,676
   68,006
     7,101
   274,626
   Abstain
    241,423
   56,057
    13,981
    434,875
   Broker Non-Votes
14,907,745
 1,145,661
  1,262,836
  23,191,343
      Total
71,054,095
 3,933,345
  3,912,697
  71,118,991





To approve a new sub-advisory
agreement between Nuveen Fund
Advisors and Nuveen Asset
Management, LLC.




   For
55,654,501
 2,664,636
2,628,663
   47,218,973
   Against
   246,696
   71,667
     6,679
      277,166
   Abstain
   245,154
   51,381
    14,519
      431,509
   Broker Non-Votes
   14,907,744
1,145,661
 1,262,836
23,191,343
      Total
71,054,095
3,933,345
3,912,697
71,118,991





To approve revisions to, or elimination
of, certain fundamental investment
 policies:









a. Revise the fundamental policy
related to the purchase and sale of
commodities.




   For
          55,583,428
            2,649,092
            2,624,882
47,210,485
   Against
               282,188
                 82,610
                   9,283
    290,640
   Abstain
               280,731
                 55,981
                 15,696
     426,523
   Broker Non-Votes
          14,907,748
            1,145,662
            1,262,836
 23,191,343
      Total
          71,054,095
            3,933,345
            3,912,697
 71,118,991





b. Eliminate the fundamental policy
related to investing for control.




   For
55,548,572
 2,647,332
 2,626,739
 47,204,587
   Against
    301,554
    84,856
      9,584
   292,695
   Abstain
    296,221
     55,494
     13,538
   430,365
   Broker Non-Votes
 14,907,748
   1,145,663
 1,262,836
23,191,344
      Total
  71,054,095
  3,933,345
 3,912,697
71,118,991





c. Eliminate the fundamental policy
related to alternative minimum tax.




   For



  47,166,674
   Against



      325,668
   Abstain



   435,306
   Broker Non-Votes



23,191,343
      Total



71,118,991


Proxy materials are herein incorporated by reference to the SEC filing on August 18, 2014, under Conformed Submission Type DEF14A, accession number 0001193125-14-240349.